WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED SEPTEMBER 11, 2013

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MAY 1, 2013 OF

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2013, as supplemented on September 11, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2013, as revised August 28, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2012, are incorporated by reference into this Summary Prospectus.

The section titled “Management – Investment Professionals” in the fund’s Summary Prospectus and in the fund’s Prospectus is deleted and replaced with the following:

Investment professionals: Stephen A. Walsh, Michael C. Buchanan, Keith J. Gardner, S. Kenneth Leech, Dennis J. McNamara, Christopher Orndorff and Mark S. Lindbloom. Messrs. Walsh, Buchanan and Gardner have been part of the portfolio management team for the fund since 2006. Messrs. Leech, McNamara and Orndorff have been part of the portfolio management team for the fund since September 2012. Mr. Lindbloom has been part of the portfolio management team for the fund since September 2013. These investment professionals work together with a broader investment management team. It is anticipated that Mr. Walsh will step down as a member of the fund’s portfolio management team effective on or about March 31, 2014.

The section titled “More on fund management – Investment professionals” in the fund’s Prospectus is deleted and replaced with the following:

Investment professionals

The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Stephen A. Walsh, Michael C. Buchanan, Keith J. Gardner, S. Kenneth Leech, Dennis J. McNamara, Christopher Orndorff and Mark S. Lindbloom. Messrs. Walsh, Buchanan, Gardner, Leech, McNamara and Lindbloom have been employed by Western Asset as investment professionals for at least the past five years. Mr. Orndorff has been employed by Western Asset as an investment professional since 2010. Prior to joining Western Asset, Mr. Orndorff was Managing Principal and Executive Committee Member at Payden & Rygel for over 19 years. Messrs. Walsh, Buchanan and Gardner have been part of the portfolio management team for the fund since its inception in 2006. Messrs. Leech, McNamara and Orndorff have been part of the portfolio management team for the fund since September 2012. Mr. Lindbloom has been part of the portfolio management team for the fund since September 2013. It is anticipated that Mr. Walsh will step down as a member of the fund’s portfolio management team effective on or about March 31, 2014.

The SAI provides information about the investment professionals’ compensation, other accounts managed by the portfolio managers and any fund shares held by the investment professionals.

Please retain this supplement for future reference.

WASX015896